UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported):  September 29, 2010

DANVERS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-33896

Delaware	04-3445675
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Conant Street, Danvers, Massachusetts 01923

(Address of Principal Executive Offices, Including Zip Code)

(978) 777-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2010, Danvers Bancorp, Inc. (NASDAQ: DNBK) amended and restated the Danversbank Supplemental Executive Retirement Plan (as amended and restated, the “Plan”) to change the interest rate used for calculations of actuarial assumptions under the Plan from 6 percent to 4.5 percent.  A copy of the Plan is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

10.1              Amended and Restated Danversbank Supplemental Executive Retirement Plan

SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date: October 4, 2010	DANVERS BANCORP, INC.

	By:	/s/ L. Mark Panella
L. Mark Panella
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Danversbank Supplemental Executive Retirement Plan